UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2013

FIRSTCITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

033-19694	76-0243729
(Commission File Number)	(IRS Employer Identification No.)

6400 Imperial Drive, Waco, TX	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (254) 761-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed on December 21, 2012, FirstCity Financial Corporation, a Delaware corporation (“FirstCity”), entered into an Agreement and Plan of Merger, dated as of December 20, 2012 (the “Merger Agreement”), with Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and Hotspurs Acquisition Corporation, a Delaware corporation (“Merger Subsidiary”).  Pursuant to the Merger Agreement, on May 17, 2013, Merger Subsidiary merged with and into FirstCity, with FirstCity continuing as the surviving corporation (the “Merger”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2013, FirstCity held a special meeting of stockholders (the “Special Meeting”). There were 7,338,196 shares of FirstCity’s common stock, par value $0.01 per share, represented in person or by proxy at the Special Meeting, representing 69.5% of the shares entitled to vote at the meeting.  FirstCity stockholders approved the adoption of the Merger Agreement, approved, on an advisory basis, the compensation to be paid to FirstCity’s named executive officers in connection with the Merger and approved to adjourn the Special Meeting, if necessary or appropriate.  The final votes cast for each of the matters submitted to a vote of FirstCity’s stockholders at the Special Meeting are presented in the tables below.

Proposal 1: To adopt the Merger Agreement:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON VOTES
7,264,407	17,302	5,374	0

Proposal 2: To approve, on an advisory (non-binding) basis, the compensation to be paid to FirstCity’s named executive officers in connection with the Merger:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON VOTES
5,757,738	1,392,534	136,447	0

Proposal 3: To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to adopt the Merger Agreement:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON VOTES
7,285,978	44,971	7,247	0

Item 8.01. Other Events.

On May 17, 2013, FirstCity issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Announcing Closing of Merger, dated May 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION

	By:	/s/ Mark B. Horrell
Name: Mark B. Horrell
Title: President and Chief Executive Officer

Date: May 23, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Announcing Closing of Merger, dated May 17, 2013